UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On August 1, 2006 General Motors Corporation (GM) issued a news release announcing July 2006 sales. The release is as follows:

GM Delivers 410,332 Vehicles; Best Retail Month Of 2006

Market Share Trend Continues Positive Momentum - July Anticipated at 27 Percent Chevrolet Has Best Retail Car Sales Month Since October 2001
Pontiac G6 up 80.5 Percent; Launch Vehicles Continue Momentum
Small Utilities Up 33.2 Percent Compared to July 2005

DETROIT - General Motors' dealers in the United States sold 410,332 new cars and trucks in July, the company's best retail and second-best monthly sales performance year-to-date.

"July was our best retail month of 2006, with our strong performance led by launch vehicles such as the Pontiac Torrent and G6, Saturn Sky, Chevrolet Cobalt and Impala and Buick Lucerne," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Importantly, our performance in June and July shows we're gaining substantial sales momentum and stabilizing market share. We remain optimistic moving into the launches of the Saturn Aura, fuel-efficient Vue Green Line hybrid and Outlook crossover, GMC Acadia crossover, the all-new Chevrolet Silverado pickup and Aveo economy car, and the exciting new GMC Sierra full-size pickup."

Average monthly sales of all GM launch vehicles in June and July were up 67 percent compared with the average monthly sales in the January through May 2006 period.

Chevrolet continues its sales supremacy with 244,080 vehicles sold, propelled by an 18.2 percent increase in Chevrolet car sales compared to last year. Chevrolet sold 81,430 cars in July 2006, compared with 71,634 in July 2005, and had its best selling month since "Keep America Rolling" in October 2001.

Chevrolet had its best retail performance of the year and Cobalt had its best retail sales month since launch. Of note, retail passenger car sales are up versus a strong July last year, demonstrating GM can compete in all product categories.

Pontiac retail sales for the month showed a 15.9 percent increase compared with July 2005, with total sales of 40,933. Solstice continues to be one of the hottest cars in the country with a 14 day average turn time. G6 had its best selling month since introduction and the G6 convertible is red-hot with an 11 day average turn time. The GTO saw a 65.1 percent increase in sales compared with a year ago and set a July sales record. The Torrent crossover also achieved an all-time sales record, with 4,830 vehicles sold in July.

Buick Lucerne, Pontiac G6, Chevy Malibu and Impala drove the mid-car category to its highest July sales level since 2004. Buick Lucerne set an all-time retail sales record with 9,145 vehicles delivered in July and Pontiac G6 also set an all-time sales record, up 80.5 percent. Chevrolet Malibu is up 25.2 percent, while Impala had its best retail sales month since August 2003 with sales up
59.6 percent.

Other GM divisions posted solid results as HUMMER H3 showed a 24.1 percent increase compared with July 2005 and was up 36.6 percent compared to June 2006. HUMMER had its best sales month of the year with 6,991 deliveries. CYTD HUMMER sales of 39,786 vehicles are up 60.1 percent compared with the same seven months one year ago. Saturn car sales are up compared with July 2005, with 64,691 vehicles delivered, and the Sky had a strong start with 860 vehicles sold in July. Buick delivered 23,609 vehicles in the month, with Lucerne achieving its best retail sales month since launch and LaCrosse having its best retail sales month since December 2005.

Chevrolet HHR, Equinox, Saturn Vue and Pontiac Torrent pushed total small utility sales up 33.2 percent compared with a year ago, and up more than 49 percent in the first seven months of the year compared to the same period a year ago. HHR had its best retail sales month since launch, and set an all-time total sales record with 14,838 vehicles delivered, up 249.6 percent compared with July 2005, and CYTD deliveries of 66,828 vehicles. Chevrolet Equinox had its best retail sales month of the year.

On the truck side of the market, full-size pickup trucks had their strongest sales month of the year with 66,583 Chevy Silverado and 22,947 GMC Sierra trucks sold. GMC had its best retail sales month of the year, with 48,085 vehicles delivered, and the GMC Canyon had its best retail month of the year, delivering 2,717 trucks. GM sold 4,455 all-new 2007 Chevy Avalanche, 12,950 Tahoe, 6,269 Suburban, 6,022 GMC Yukon, and 3,385 Yukon XL vehicles in July. GM's luxury utilities posted solid sales results in July, with the all-new 2007 Cadillac Escalade selling 2,105 vehicles; 2007 Escalade ESV selling 1,120 vehicles; and Cadillac SRX delivering 1,822 vehicles. July was the best sales month of the year for large utilities (including large luxury) with 37,455 vehicles sold.

GM sports cars also posted solid July sales results, with a 100.1 percent improvement compared with year-ago levels. Corvette sales were up 55.2 percent, with 2,794 vehicles delivered. Pontiac Solstice (1,342 vehicles) and Saturn Sky (860 vehicles) are continuing their brisk sales pace.

Despite total sales being down 19.5 percent compared with July 2005, LaNeve was very encouraged by strong June and July sales results, led by GM's launch vehicle and passenger car performance. "Our `Go To Market' strategy of offering industry-leading products and value, and doing the right thing for the customer, is showing positive results."

Certified Used Vehicles

July sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 39,282 units, down 22 percent from last July. Total year-to-date certified GM sales are 302,879 units, down 1 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, posted 33,404 sales in July, down 22 percent from July 2005. Year-to-date sales for GM Certified Used Vehicles are 262,082 units, up 1.2 percent.

Cadillac Certified Pre-Owned Vehicles posted 3,151 sales in July, down 12 percent from last July. Saturn Certified Pre-Owned Vehicles sold 1,798 units, down 41 percent. Saab Certified Pre-Owned Vehicles sold 863 units, up 7 percent. In its seventh month of operation, HUMMER Certified Pre-Owned sold 66 units.

"July was a challenging month, with sales for all certified GM brands down compared to our record performance last July, when GM set a monthly category sales record," said LaNeve. "GM Certified Used Vehicles, the industry's top-selling certified brand, continues to lead all manufacturers in the category, with sales year-to-date up more than 1 percent from the same period in 2005. A strong month on the new-vehicle side and the recent 72-Hour Sale promotion generated large volumes of certified-eligible vehicles, and we look forward to robust sales in coming months."

GM North America Reports July 2006 Production and Third Quarter Forecast

In July, GM North America produced 199,500 vehicles (77,000 cars and 122,500 trucks). This is down 500 units or 0.25 percent compared to July 2005 when the region produced 200,000 vehicles (77,000 cars and 123,000 trucks). (Production totals include joint venture production of 13,000 vehicles in July 2006 and 11,500 vehicles in July 2005.)

The region's 2006 third quarter production forecast remains unchanged at 1.050 million vehicles (405,000 cars and 645,000 trucks).

GM also announced 2006 final second quarter production and revised third quarter production forecasts for its international regions.

GM Europe - GM Europe produced 495,000 vehicles in the second quarter of 2006. This is down 6,000 units compared to second quarter 2005 when the region produced 501,000 vehicles. The region's 2006 third quarter production forecast remains unchanged at 372,000 vehicles. In the third quarter of 2005 the region built 412,000 vehicles.

GM Asia Pacific - The region produced 482,000 vehicles in the second quarter of 2006. This is up 84,000 units or 21 percent compared to second quarter 2005 when the region produced 398,000 vehicles. GM Asia Pacific's 2006 third quarter production forecast is revised at 486,000 vehicles, down 20,000 units from last month's guidance. In the third quarter of 2005, the region built 409,000 vehicles.

GM Latin America, Africa and the Middle East - GM Latin America and the Middle East produced 206,000 vehicles in the second quarter of 2006. This is up 11,000 units, or 6 percent, compared to second quarter 2005 when the region produced 195,000 vehicles. The region's 2006 third quarter production forecast remains unchanged at 217,000 vehicles. In the third quarter of 2005, the region built 207,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  July                   January - July
-------------------------------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   26         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------

Vehicle Total          410,332   530,027  -19.5  2,477,289   2,882,397  -14.1
-------------------------------------------------------------------------------
Car Total              162,203   169,372   -0.4    979,162   1,088,483  -10.0
-------------------------------------------------------------------------------
Truck Total            248,129   360,655  -28.4  1,498,127   1,793,914  -16.5
-------------------------------------------------------------------------------
Light Truck Total      244,095   354,846  -28.5  1,463,173   1,756,356  -16.7
-------------------------------------------------------------------------------
Light Vehicle Total    406,298   524,218  -19.4  2,442,335   2,844,839  -14.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 July                    January - July
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   23,609    37,618  -34.7    148,725     186,472  -20.2
Cadillac                19,124    25,431  -21.8    129,744     147,031  -11.8
Chevrolet              244,080   306,160  -17.1  1,476,481   1,714,493  -13.9
GMC                     48,085    78,717  -36.5    281,833     387,019  -27.2
HUMMER                   6,991     7,476   -2.7     39,786      24,844   60.1
Oldsmobile                   0       109  ***.*         96       1,541  -93.8
Other - Isuzu            1,336     1,035   34.2      8,428       8,449   -0.2
Pontiac                 40,933    42,541    0.1    244,870     256,186   -4.4
Saab                     3,658     6,469  -41.2     21,349      27,437  -22.2
Saturn                  22,516    24,471   -4.3    125,977     128,925   -2.3
-------------------------------------------------------------------------------

Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    151,133   156,173    0.6    919,246   1,012,527   -9.2
-------------------------------------------------------------------------------
Light Truck            244,095   354,846  -28.5  1,463,173   1,756,356  -16.7
-------------------------------------------------------------------------------

Twenty-five selling days for the July period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   July 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 July                    January - July
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------
Century                      3       530  -99.4         77       5,909  -98.7
LaCrosse                 8,152    13,327  -36.4     42,685      58,441  -27.0
LeSabre                    102    12,678  -99.2      2,019      59,039  -96.6
Lucerne                  9,983         0  ***.*     57,106           0  ***.*
Park Avenue                  1       112  -99.1         31       2,028  -98.5
Regal                        0        31  ***.*         30         539  -94.4
      Buick Total       18,241    26,678  -28.9    101,948     125,956  -19.1
-------------------------------------------------------------------------------
CTS                      5,623     6,338   -7.7     34,672      39,446  -12.1
DeVille                     39     4,775  -99.2        648      34,986  -98.1
DTS                      4,458         0  ***.*     33,009           0  ***.*
Seville                      0         4  ***.*          9         129  -93.0
STS                      2,356     4,041  -39.4     14,805      21,518  -31.2
XLR                        252       328  -20.1      2,065       2,695  -23.4
      Cadillac Total    12,728    15,486  -14.5     85,208      98,774  -13.7
-------------------------------------------------------------------------------
Aveo                     6,552     6,550    4.0     35,078      41,795  -16.1
Cavalier                    37       455  -91.5        307      17,792  -98.3
Classic                      2         6  -65.3          7      42,356  ***.*
Cobalt                  23,961    27,484   -9.3    143,913     130,465   10.3
Corvette                 2,794     1,872   55.2     21,857      18,506   18.1
Impala                  26,480    17,259   59.6    171,210     141,019   21.4
Malibu                  17,662    14,671   25.2    107,489     115,534   -7.0
Monte Carlo              3,524     2,547   43.9     20,907      20,889    0.1
SSR                        418       790  -45.0      2,976       5,784  -48.5
      Chevrolet Total   81,430    71,634   18.2    503,744     534,140   -5.7
-------------------------------------------------------------------------------
Alero                        0        85  ***.*         67       1,131  -94.1
Aurora                       0         0  ***.*          0          18  ***.*
      Oldsmobile Total       0        85  ***.*         67       1,149  -94.2
-------------------------------------------------------------------------------
Bonneville                  66       960  -92.9        946       8,192  -88.5
G5                         186         0  ***.*        191           0  ***.*
G6                      17,516    10,091   80.5     92,278      63,532   45.2
Grand Am                    52       552  -90.2        692      30,352  -97.7
Grand Prix               8,815    15,770  -41.9     62,813      64,274   -2.3
GTO                      1,373       865   65.1      6,910       7,772  -11.1
Solstice                 1,342         0  ***.*     12,888           0  ***.*
Sunfire                     59     1,714  -96.4        776      21,312  -96.4
Vibe                     6,060     8,924  -29.4     28,082      42,244  -33.5
      Pontiac Total     35,469    38,876   -5.1    205,576     237,678  -13.5
-------------------------------------------------------------------------------
9-2X                       175     1,272  -85.7        683       5,497  -87.6
9-3                      2,548     3,522  -24.8     14,637      16,895  -13.4
9-5                        422       990  -55.7      2,608       3,997  -34.8
      Saab Total         3,145     5,784  -43.5     17,928      26,389  -32.1
-------------------------------------------------------------------------------
Aura                         1         0  ***.*          1           0  ***.*
ION                     10,329    10,585    1.5     60,969      59,505    2.5
Saturn L Series              0       244  ***.*         20       4,892  -99.6
Sky                        860         0  ***.*      3,701           0  ***.*
      Saturn Total      11,190    10,829    7.5     64,691      64,397    0.5
-------------------------------------------------------------------------------
      GM Total         162,203   169,372   -0.4    979,162   1,088,483  -10.0
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     151,133   156,173    0.6    919,246   1,012,527   -9.2
-------------------------------------------------------------------------------
GM Import               11,070    13,199  -12.8     59,916      75,956  -21.1
-------------------------------------------------------------------------------
      GM Total         162,203   169,372   -0.4    979,162   1,088,483  -10.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   July 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 July                    January - July
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             18,241    26,678  -28.9    101,948     125,956  -19.1
Cadillac Total          12,728    15,486  -14.5     85,208      98,774  -13.7
Chevrolet Total         74,878    65,084   19.7    468,666     492,345   -4.8
Oldsmobile Total             0        85  ***.*         67       1,149  -94.2
Pontiac Total           34,096    38,011   -6.7    198,666     229,906  -13.6
Saturn Total            11,190    10,829    7.5     64,691      64,397    0.5
      GM North America
        Total*         151,133   156,173    0.6    919,246   1,012,527   -9.2
-------------------------------------------------------------------------------
Chevrolet Total          6,552     6,550    4.0     35,078      41,795  -16.1
Pontiac Total            1,373       865   65.1      6,910       7,772  -11.1
Saab Total               3,145     5,784  -43.5     17,928      26,389  -32.1
      GM Import Total   11,070    13,199  -12.8     59,916      75,956  -21.1
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             23,609    37,618  -34.7    148,725     186,472  -20.2
Cadillac Total          19,124    25,431  -21.8    129,744     147,031  -11.8
Chevrolet Total        244,080   306,160  -17.1  1,476,481   1,714,493  -13.9
GMC Total               48,085    78,717  -36.5    281,833     387,019  -27.2
HUMMER Total             6,991     7,476   -2.7     39,786      24,844   60.1
Oldsmobile Total             0       109  ***.*         96       1,541  -93.8
Other-Isuzu Total        1,336     1,035   34.2      8,428       8,449   -0.2
Pontiac Total           40,933    42,541    0.1    244,870     256,186   -4.4
Saab Total               3,658     6,469  -41.2     21,349      27,437  -22.2
Saturn Total            22,516    24,471   -4.3    125,977     128,925   -2.3
      GM Total         410,332   530,027  -19.5  2,477,289   2,882,397  -14.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                 July                    January - July
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------
Rainier                    858     2,161  -58.7      9,076       9,711   -6.5
Rendezvous               3,222     5,794  -42.2     29,744      39,211  -24.1
Terraza                  1,288     2,985  -55.1      7,957      11,594  -31.4
      Total Buick        5,368    10,940  -49.0     46,777      60,516  -22.7
-------------------------------------------------------------------------------
Escalade                 2,549     4,023  -34.1     21,423      19,087   12.2
Escalade ESV             1,551     1,905  -15.3      6,892       9,090  -24.2
Escalade EXT               474     1,024  -51.9      2,683       5,440  -50.7
SRX                      1,822     2,993  -36.7     13,538      14,640   -7.5
      Total Cadillac     6,396     9,945  -33.1     44,536      48,257   -7.7
-------------------------------------------------------------------------------
Astro                        7     1,579  -99.5        351      16,130  -97.8
C/K Suburban(Chevy)      7,319    12,786  -40.5     41,572      57,567  -27.8
Chevy C/T Series            25        31  -16.1        183         157   16.6
Chevy W Series             194       178   13.3      1,703       1,604    6.2
Colorado                10,149    16,113  -34.5     55,528      91,500  -39.3
Equinox                 13,002    17,571  -23.0     69,333      88,556  -21.7
Express Cutaway/G Cut    1,600     1,563    6.5     11,830      10,910    8.4
Express Panel/G Van      6,911     9,842  -27.0     51,856      54,058   -4.1
Express/G Sportvan       1,193     1,471  -15.7     11,964      14,273  -16.2
HHR                     14,838     4,414  249.6     66,828       4,414  ***.*
Kodiak 4/5 Series          733       989  -22.9      7,259       6,339   14.5
Kodiak 6/7/8 Series        267       328  -15.3      2,283       2,482   -8.0
S/T Blazer                   5       366  -98.6         98       4,398  -97.8
S/T Pickup                   0         2  ***.*          4         142  -97.2
Tahoe                   13,481    22,635  -38.1     98,414     104,107   -5.5
Tracker                      0        14  ***.*         11         457  -97.6
TrailBlazer             13,805    28,922  -50.4    105,817     147,301  -28.2
Uplander                 5,819     9,278  -34.8     38,328      45,474  -15.7
Venture                      6       726  -99.1        171       6,255  -97.3
................................................................................
      Avalanche          6,713     9,812  -28.8     25,452      44,095  -42.3
      Silverado-C/K
        Pickup          66,583    95,906  -27.8    383,752     480,134  -20.1
Chevrolet Fullsize
  Pickups               73,296   105,718  -27.9    409,204     524,229  -21.9
................................................................................
      Chevrolet Total  162,650   234,526  -27.9    972,737   1,180,353  -17.6
-------------------------------------------------------------------------------
Canyon                   2,717     4,555  -38.0     13,741      24,801  -44.6
Envoy                    7,673    15,168  -47.4     44,667      72,414  -38.3
GMC C/T Series              17        18   -1.8        136         130    4.6
GMC W Series               502       837  -37.6      3,042       3,706  -17.9
Safari (GMC)                 1       276  -99.6         56       2,911  -98.1
Savana Panel/G Classic   1,570     2,176  -25.0     10,559      13,659  -22.7
Savana Special/G Cut       754       907  -13.5      8,405       9,645  -12.9
Savana/Rally               288       125  139.6      1,738       1,402   24.0
Sierra                  22,947    31,896  -25.2    124,565     158,077  -21.2
Sonoma                       0         0  ***.*          0          63  ***.*
Topkick 4/5 Series         573     1,966  -69.7      7,412       9,680  -23.4
Topkick 6/7/8 Series       387       427   -5.7      4,508       5,011  -10.0
Yukon                    6,384    11,977  -44.6     39,324      50,392  -22.0
Yukon XL                 4,272     8,389  -47.0     23,680      35,128  -32.6
      GMC Total         48,085    78,717  -36.5    281,833     387,019  -27.2
-------------------------------------------------------------------------------
HUMMER H1                   34        29   21.9        229         228    0.4
HUMMER H2                1,391     2,783  -48.0      9,752      15,152  -35.6
HUMMER H3                5,566     4,664   24.1     29,805       9,464  214.9
      HUMMER Total       6,991     7,476   -2.7     39,786      24,844   60.1
-------------------------------------------------------------------------------
Bravada                      0        20  ***.*         19         267  -92.9
Silhouette                   0         4  ***.*         10         125  -92.0
      Oldsmobile Total       0        24  ***.*         29         392  -92.6
-------------------------------------------------------------------------------
Other-Isuzu F Series       113       108    8.8        771         686   12.4
Other-Isuzu H Series        11         9   27.1         81          31  161.3
Other-Isuzu N Series     1,212       918   37.3      7,576       7,732   -2.0
      Other-Isuzu Total  1,336     1,035   34.2      8,428       8,449   -0.2
-------------------------------------------------------------------------------
Aztek                       16       476  -96.5        295       4,003  -92.6
Montana                     21       410  -94.7        321       2,944  -89.1
Montana SV6                597     2,779  -77.7     11,627      11,561    0.6
Torrent                  4,830         0  ***.*     27,051           0  ***.*
      Pontiac Total      5,464     3,665   55.0     39,294      18,508  112.3
-------------------------------------------------------------------------------
9-7X                       513       685  -22.1      3,421       1,048  226.4
      Saab Total           513       685  -22.1      3,421       1,048  226.4
-------------------------------------------------------------------------------
Relay                      593     1,755  -64.9      3,960      10,322  -61.6
VUE                     10,733    11,887   -6.1     57,326      54,206    5.8
      Saturn Total      11,326    13,642  -13.7     61,286      64,528   -5.0
-------------------------------------------------------------------------------
      GM Total         248,129   360,655  -28.4  1,498,127   1,793,914  -16.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     246,450   358,949  -28.6  1,487,832   1,782,742  -16.5
-------------------------------------------------------------------------------
GM Import                1,679     1,706    2.4     10,295      11,172   -7.8
-------------------------------------------------------------------------------
     GM Total          248,129   360,655  -28.4  1,498,127   1,793,914  -16.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     244,095   354,846  -28.5  1,463,173   1,756,356  -16.7
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*          0           0  ***.*
-------------------------------------------------------------------------------
      GM Total         244,095   354,846  -28.5  1,463,173   1,756,356  -16.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                 July                    January - July
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,368    10,940  -49.0     46,777      60,516  -22.7
Cadillac Total           6,396     9,945  -33.1     44,536      48,257   -7.7
Chevrolet Total        162,512   234,401  -27.9    971,543   1,179,200  -17.6
GMC Total               47,683    77,946  -36.4    279,413     383,853  -27.2
HUMMER Total             6,991     7,476   -2.7     39,786      24,844   60.1
Oldsmobile Total             0        24  ***.*         29         392  -92.6
Other-Isuzu Total          197       225   -8.9      1,747       1,596    9.5
Pontiac Total            5,464     3,665   55.0     39,294      18,508  112.3
Saab Total                 513       685  -22.1      3,421       1,048  226.4
Saturn Total            11,326    13,642  -13.7     61,286      64,528   -5.0
      GM North America
        Total*         246,450   358,949  -28.6  1,487,832   1,782,742  -16.5
-------------------------------------------------------------------------------
Chevrolet Total            138       125   14.8      1,194       1,153    3.6
GMC Total                  402       771  -45.8      2,420       3,166  -23.6
Other-Isuzu Total        1,139       810   46.2      6,681       6,853   -2.5
    GM Import Total      1,679     1,706    2.4     10,295      11,172   -7.8
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,368    10,940  -49.0     46,777      60,516  -22.7
Cadillac Total           6,396     9,945  -33.1     44,536      48,257   -7.7
Chevrolet Total        161,431   233,000  -27.9    961,309   1,169,771  -17.8
GMC Total               46,606    75,469  -35.8    266,735     368,492  -27.6
HUMMER Total             6,991     7,476   -2.7     39,786      24,844   60.1
Oldsmobile Total             0        24  ***.*         29         392  -92.6
Pontiac Total            5,464     3,665   55.0     39,294      18,508  112.3
Saab Total                 513       685  -22.1      3,421       1,048  226.4
Saturn Total            11,326    13,642  -13.7     61,286      64,528   -5.0
      GM North America
        Total*         244,095   354,846  -28.5  1,463,173   1,756,356  -16.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,368    10,940  -49.0     46,777      60,516  -22.7
Cadillac Total           6,396     9,945  -33.1     44,536      48,257   -7.7
Chevrolet Total        161,431   233,000  -27.9    961,309   1,169,771  -17.8
GMC Total               46,606    75,469  -35.8    266,735     368,492  -27.6
HUMMER Total             6,991     7,476   -2.7     39,786      24,844   60.1
Oldsmobile Total             0        24  ***.*         29         392  -92.6
Pontiac Total            5,464     3,665   55.0     39,294      18,508  112.3
Saab Total                 513       685  -22.1      3,421       1,048  226.4
Saturn Total            11,326    13,642  -13.7     61,286      64,528   -5.0
    GM Total           244,095   354,846  -28.5  1,463,173   1,756,356  -16.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 08/01/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q3 #       405    645   1,050    372     217      486     2,125      12    48       231
O/(U) prior
forecast:@ *      0      0       0      0       0      (20)      (20)      0     0       (17)
---------------------------------------------------------------------------------------------------

                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634   1,214    538     138       51     1,941      18     9        NA
2nd Qtr.        638    726   1,364    491     165       64     2,084      13    16        NA
3rd Qtr.        574    664   1,238    373     146       74     1,832      11    15        NA
4th Qtr.        573    721   1,294    441     127       67     1,929       9    16        NA
              -----  -----   -----  -----     ---      ---     -----      --    --
    CY        2,365  2,745   5,110  1,842     575      256     7,786      51    56        NA

   2002
1st Qtr.        600    753   1,353    456     131       65     2,005      11    11        NA
2nd Qtr.        688    865   1,553    453     141       74     2,221      15    17        NA
3rd Qtr.        568    740   1,308    408     132       87     1,935      19    20        NA
4th Qtr.        602    824   1,426    453     157       81     2,117      14    25        NA
              -----  -----   -----  -----     ---      ---     -----      --    --
    CY        2,458  3,182   5,640  1,770     561      307     8,278      59    73        NA

   2003
1st Qtr.        591    860   1,451    491     127       77     2,146      19    24        NA
2nd Qtr.        543    837   1,380    488     128       90     2,086      19    24        NA
3rd Qtr.        492    753   1,245    393     135      120     1,893      20    17        NA
4th Qtr.        558    827   1,385    446     157      133     2,121      16    20        NA
              -----  -----   -----  -----     ---      ---     -----      --    --
    CY        2,184  3,277   5,461  1,818     547      420     8,246      74    85        NA

   2004
1st Qtr.        525    820   1,345    473     159      296     2,273      19    19       247
2nd Qtr.        543    846   1,389    503     172      337     2,401      18    48       284
3rd Qtr.        463    746   1,209    411     185      314     2,119      16    43       261
4th Qtr.        466    811   1,277    442     200      386     2,305      17    47       324
              -----  -----   -----  -----     ---    -----     -----      --   ---     -----
    CY        1,997  3,223   5,220  1,829     716    1,333     9,098      70   158     1,116

   2005
1st Qtr.        470    712   1,182    502     185      335     2,204      16    51       286
2nd Qtr.        458    789   1,247    501     195      398     2,341      17    49       337
3rd Qtr.        423    723   1,146    412     207      409     2,174      15    50       199
4th Qtr.        483    798   1,281    443     188      420     2,332      14    68       197
              -----  -----   -----  -----     ---    -----     -----      --   ---     -----
    CY        1,834  3,022   4,856  1,858     775    1,562     9,051      62   218     1,019

   2006
1st Qtr.        496    759   1,255    494     194      472     2,415      18    50       246
2nd Qtr.        462    775   1,237    495     206      482     2,420      17    58       258
3rd Qtr. #      405    645   1,050    372     217      486     2,125      12    48       231
---------------------------------------------------------------------------------------------------

See notes on next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@  Numbers may vary due to rounding
#  Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.


This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  August 1, 2006                By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)